                                                                      EXHIBIT 21

                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES

                  SUBSIDIARIES OF THE REGISTRANT -- CONTINUED:

     The following is a list of the subsidiaries of the registrant and the state of incorporation for each:

                                                                 STATES OF
NAME OF SUBSIDIARIES                                           INCORPORATION
--------------------                                          ---------------
AH Hotel GP, LLC............................................     Delaware
AH Hotel Partners, LP.......................................     Delaware
AH Hotel, LLC...............................................     Delaware
AH Tenant Corporation.......................................     Delaware
Bridgewater Tenant Corporation..............................     Delaware
CC 2 Tree Tenant Corp. .....................................     Delaware
Chelsea Grand East, LLC.....................................     New York
CHH 2 Tree Hotel GP, LLC....................................     Delaware
CHH 2 Tree Hotel, LP........................................     Delaware
CHH Auburn Parent, LLC......................................     Delaware
CHH Auburn Partnership, LP..................................     Delaware
CHH Capital Hotel GP, LLC...................................     Delaware
CHH Capital Hotel Partners, LP..............................     Delaware
CHH Capital Tenant Corp. ...................................     Delaware
CHH Costa Parent, LLC.......................................     Delaware
CHH Costa Partnership, LP...................................     Delaware
CHH Crystal City Hotel GP, LLC..............................     Delaware
CHH Crystal City Hotel, LP..................................     Delaware
CHH Dallas Parent, LLC......................................     Delaware
CHH Dallas Partnership, LP..................................     Delaware
CHH III Tenant Parent Corp..................................     Delaware
CHH Lee Vista Hotel GP, LLC.................................     Delaware
CHH Lee Vista Hotel, LP.....................................     Delaware
CHH Miami Parent, LLC.......................................     Delaware
CHH Miami Partnership, LP...................................     Delaware
CHH Portland Parent, LLC....................................     Delaware
CHH Portland Partnership, LP................................     Delaware
CHH Rye Town Hotel GP, LLC..................................     Delaware
CHH Rye Town Hotel, LP......................................     Delaware
CHH Santa Clara Hotel GP, LLC...............................     Delaware
CHH Santa Clara Hotel, LP...................................     Delaware
CHH Torrey Pines Hotel GP, LLC..............................     Delaware
CHH Torrey Pines Hotel Partners, LP.........................     Delaware
CHH Torrey Pines Tenant Corp. ..............................     Delaware
CHH Tucson Parent, LLC......................................     Delaware
CHH Tucson Partnership, LP..................................     Delaware
CIH Galleria Parent, LLC....................................     Delaware

                                                                 STATES OF
NAME OF SUBSIDIARIES                                           INCORPORATION
--------------------                                          ---------------
CM Hotel GP, LLC............................................     Delaware
CM Hotel Partners, LP.......................................     Delaware
CM Hotel, LLC...............................................     Delaware
CM Tenant Corporation.......................................     Delaware
CNL Bridgewater GP Corp. ...................................     Delaware
CNL Bridgewater Hotel Partnership, LP.......................     Delaware
CNL BWI Hotel GP, LLC.......................................     Delaware
CNL BWI Hotel, LP...........................................     Delaware
CNL Crystal City II Hotel GP, LLC...........................     Delaware
CNL Crystal City II Hotel, LP...............................     Delaware
CNL CY-Edison, LLC..........................................     Delaware
CNL CY-San Francisco GP Corp................................     Delaware
CNL CY-Weston LLC...........................................      Florida
CNL DRR Investor LP.........................................     Delaware
CNL Foothill GP Corp........................................     Delaware
CNL Foothill Hotel Partnership, LP..........................     Delaware
CNL GA Tenant Corp..........................................     Delaware
CNL HHC II, LLC.............................................     Delaware
CNL HHC III, LLC............................................     Delaware
CNL HHC Partners II, LP.....................................     Delaware
CNL HHC Partners III, LP....................................     Delaware
CNL HHC Partners, LP........................................     Delaware
CNL HHC, LLC................................................     Delaware
CNL Hospitality GP Corp.....................................     Delaware
CNL Hospitality Leasing Corp................................     Delaware
CNL Hospitality LP Corp.....................................     Delaware
CNL Hospitality Partners, LP................................     Delaware
CNL Hospitality Properties, Inc.............................     Maryland
CNL Hospitality Services, Inc...............................     Delaware
CNL Hotel CY San Francisco, LP..............................     Delaware
CNL Hotel CY-Edison, LP.....................................     Delaware
CNL Hotel CY-Weston Ltd.....................................      Florida
CNL Hotel Del Intermediate Mezz Partners GP, LLC............     Delaware
CNL Hotel Del Intermediate Mezz Partners, LP................     Delaware
CNL Hotel Del Junior Mezz Partners GP, LLC..................     Delaware
CNL Hotel Del Junior Mezz Partners, LP......................     Delaware
CNL Hotel Del Partners GP, LLC..............................     Delaware
CNL Hotel Del Partners, LP..................................     Delaware
CNL Hotel Del Senior Mezz Partners GP, LLC..................     Delaware
CNL Hotel Del Senior Mezz Partners, LP......................     Delaware
CNL Hotel Del Tenant Corp...................................     Delaware
CNL Hotel Investors, Inc....................................     Maryland
CNL Hotel MI-4, LP..........................................     Delaware
CNL Hotel RI-Orlando Ltd....................................      Florida

                                                                 STATES OF
NAME OF SUBSIDIARIES                                           INCORPORATION
--------------------                                          ---------------
CNL Hotel Tenant Corp.......................................     Delaware
CNL IHC Partners, LP........................................     Delaware
CNL IHC, LLC................................................     Delaware
CNL KSL Partners GP, LLC....................................     Delaware
CNL KSL Partners, LP........................................     Delaware
CNL LLB C-Hotel Management Corp.............................     Delaware
CNL LLB C-Hotel Management, LP..............................     Delaware
CNL LLB F-Inn Management Corp...............................     Delaware
CNL LLB F-Inn Management, LP................................     Delaware
CNL LLB GP Holding Corp.....................................      Florida
CNL LLB LP Holding, Ltd.....................................      Florida
CNL LLB SHS Management Corp. ...............................     Delaware
CNL LLB SHS Management, LP..................................     Delaware
CNL MI-4, LLC...............................................     Delaware
CNL Montreal Beneficiary Corp...............................     Delaware
CNL Montreal Equity Corp....................................     Delaware
CNL Montreal Lender Corp....................................     Delaware
CNL Montreal Tenant Inc.....................................      Canada
CNL New Orleans Hotel GP, LLC...............................     Delaware
CNL New Orleans Hotel, LP...................................     Delaware
CNL New Orleans Tenant Corp. ...............................     Delaware
CNL Philadelphia Annex, LLC.................................     Delaware
CNL Philadelphia Hospitality Management, Inc................     Delaware
CNL Phoenix GP Corp.........................................     Delaware
CNL Plano Hotel GP, LLC.....................................     Delaware
CNL Plano Hotel, LP.........................................     Delaware
CNL Resort Acquisition Corp.................................     Delaware
CNL RI-Orlando LLC..........................................      Florida
CNL Rose Acquisition Corp...................................     Delaware
CNL Rose GP Corp............................................     Delaware
CNL Rose SPE Tenant Corp....................................     Delaware
CNL San Francisco, LLC......................................     Delaware
CNL Seattle Waterfront Hotel GP, LLC........................     Delaware
CNL Seattle Waterfront Hotel, LP............................     Delaware
CNL Tampa International GP, LLC.............................     Delaware
CNL Tampa International Hotel Partnership, LP...............     Delaware
CNL Travel Services, Inc....................................     Delaware
CNL WBR GP Corp.............................................     Delaware
CNL WBR Investor, L.P.......................................     Delaware
Crystal City Tenant Corp....................................     Delaware
CTM Partners, LLC...........................................     Delaware
CY Manchester Hotel Partners, LP............................     Delaware
CY Manchester Tenant Corporation............................     Delaware
CY-CIH Manchester Parent, LLC...............................     Delaware

                                                                 STATES OF
NAME OF SUBSIDIARIES                                           INCORPORATION
--------------------                                          ---------------
CY-San Francisco GP, LLC....................................     Delaware
CY-SF Hotel Parent, LP......................................     Delaware
CY-SF Hotel Partnership, LP.................................     Delaware
Dearborn Hotel GP, LLC......................................     Delaware
Dearborn Hotel Partners, LP.................................     Delaware
Dearborn Tenant Corp. ......................................     Delaware
Desert Ridge Resort Partners, LLC...........................     Delaware
Desert Ridge Resort, LLC....................................     Delaware
Desert Ridge Resort, Ltd. ..................................      Florida
DLC 2 Tree Tenant Corp. ....................................     Delaware
DRR Partners, Inc. .........................................      Florida
DRR Tenant Corporation......................................     Delaware
EC Tenant Corp..............................................     Delaware
EMTG, LLC...................................................     Delaware
Foothill Tenant Corporation.................................     Delaware
Galleria Hotel Partners, LP.................................     Delaware
Galleria Tenant Corporation.................................     Delaware
Hersha CNL TRS, Inc. .......................................     Delaware
HMA Hotel GP, LLC...........................................     Delaware
HMA Hotel Partners, LP......................................     Delaware
HMA Hotel, LLC..............................................     Delaware
HMA Tenant Corporation......................................     Delaware
Hotel Del Coronado, LP......................................     Delaware
HT/CNL Metro Hotels, LP.....................................     Delaware
Lee Vista Tenant Corp. .....................................     Delaware
Montreal Hotel Jersey Trust.................................      Jersey,
                                                              Channel Islands
PH Hotel GP, LLC............................................     Delaware
PH Hotel Partners, LP.......................................     Delaware
PH Hotel, LLC...............................................     Delaware
PH Tenant Corporation.......................................     Delaware
Plano Tenant Corp. .........................................     Delaware
RFS 2002 Financing, Inc. ...................................     Tennessee
RFS Financing 2002, LLC.....................................     Tennessee
RFS Financing Corporation...................................     Tennessee
RFS Financing Partnership II, L.P. .........................     Tennessee
RFS Financing Partnership, L.P. ............................     Tennessee
RFS Leasing II, Inc. .......................................     Tennessee
RFS Leasing III, Inc. ......................................     Tennessee
RFS Leasing IV, Inc. .......................................     Tennessee
RFS Leasing V, Inc. ........................................     Tennessee
RFS Leasing VI, Inc. .......................................     Tennessee
RFS Leasing VII, Inc. ......................................     Tennessee
RFS MM 1 1998 Corporation...................................     Virginia
RFS MM 2 1998 Corporation...................................     Virginia

                                                                 STATES OF
NAME OF SUBSIDIARIES                                           INCORPORATION
--------------------                                          ---------------
RFS MM 2000 Corporation.....................................     Virginia
RFS MM2 2000 Corporation....................................     Virginia
RFS Partnership, L.P. ......................................     Tennessee
RFS SPE 1 1998 LLC..........................................     Virginia
RFS SPE 2 1998 LLC..........................................     Virginia
RFS SPE 2000 LLC............................................     Virginia
RFS SPE2 2000 LLC...........................................     Virginia
RFS TRS Holdings, Inc. .....................................     Tennessee
RFS Wharf Property Corporation..............................     Tennessee
RI Manchester Hotel Partners, LP............................     Delaware
RI Manchester Tenant Corporation............................     Delaware
RI-CIH Manchester Parent, LLC...............................     Delaware
Rose Mezzanine SPE GP, LLC..................................     Delaware
Rose Mezzanine SPE, LP......................................     Delaware
Rose SPE 1 GP, LLC..........................................     Delaware
Rose SPE 1, LP..............................................     Delaware
Rye Town Tenant Corp. ......................................     Delaware
Santa Clara Tenant Corp. ...................................     Delaware
Seattle Waterfront Tenant Corp. ............................     Delaware
SF Tenant Corporation.......................................     Delaware
Tampa International Tenant Corp. ...........................     Delaware
Waikiki Beach Resort, Ltd. .................................      Florida
WB Resort Partners, L.P. ...................................     Delaware
WBM Resort, L.P. ...........................................     Delaware
WBR Parent, LLC.............................................     Delaware
WBR Partners, Inc. .........................................      Florida
WBR Tenant Corporation......................................     Delaware
Wharf Associates............................................    California